UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 1, 2022

TORRID HOLDINGS INC.
(Exact name of registrant as specified in its charter)

Delaware	001-40571	84-3517567
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
18501 East San Jose Avenue
City of Industry, California 91748
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (626) 667-1002

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01	CURV	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.
On August 3, 2022, Torrid Holdings Inc. (the “Company”) issued a press release announcing updated guidance with respect to its expected financial results for the second quarter ended July 30, 2022 (the “Updated Guidance”), as well as certain other matters discussed in Item 5.02 of this Current Report on Form 8-K. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.
The Updated Guidance does not represent a comprehensive statement of the Company’s financial results or earnings for the second quarter ended July 30, 2022 or any other period, and should not be viewed as a substitute for unaudited condensed consolidated financial statements prepared in accordance with U.S. Generally Accepted Accounting Principles. The Company’s unaudited condensed consolidated financial statements as of and for the quarter ended July 30, 2022 are not yet available and the Company’s actual results for such period are subject to the completion of management’s final review and the Company’s other closing procedures, or subsequent events, as well as the completion of the Company’s review of its condensed consolidated financial statements. During the course of the Company’s preparation of its unaudited condensed consolidated financial statements and the notes thereto, additional items that require adjustments to the Updated Guidance may be identified. Investors should not place undue reliance on the Updated Guidance, which may differ from the actual results.  In addition, the Updated Guidance is not necessarily indicative of the results to be achieved in any future period.
The information provided pursuant to this Item 2.01, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in any such filing.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Tim O. Martin as Chief Operating Officer and Chief Financial Officer

On August 3, 2022, the Company announced that Tim O. Martin, 53, will join the Company and be appointed as the Chief Operating Officer and Chief Financial Officer of the Company, effective as of September 12, 2022 (the “Effective Date”). In connection with such appointment of Mr. Martin, effective as of the Effective Date and subject to Mr. Martin’s commencement of employment with the Company on the Effective Date, (i) Michael Salmon will voluntarily transition to the newly created role of Chief Strategy Officer of the Company, (ii) Mr. Martin will assume the responsibilities of the principal financial officer of the Company currently held by Chinwe Abaelu, and Ms. Abaelu will continue to perform her duties as Chief Accounting Officer of the Company, and (iii) Tanner MacDiarmid will cease to serve as the Interim Chief Financial Officer of the Company.

Mr. Martin is joining the Company from Guitar Center, Inc., where he most recently served as Executive Vice President and Chief Financial Officer from October 2012 to July 2022. From December 2009 to July 2012, Mr. Martin was the Chief Financial Officer of Lands’ End, a division of Sears Holdings Corporation and a leading direct merchant of family apparel and accessories and home products. Mr. Martin was previously employed at Coldwater Creek, Inc., a multi-channel specialty retailer of women’s apparel, gifts, jewelry and accessories, serving as Vice President of Finance and Chief Accounting Officer from August 2006 to August 2007 and as Chief Financial Officer from September 2007 to November 2009. Prior to that, Mr. Martin served as Chief Accounting Officer and as Vice President of Finance/Global Commercial Operations for Amgen Inc., a pharmaceutical company, from August 2003 to May 2006.

On August 1, 2022, the Company and Mr. Martin entered into an employment agreement that sets forth the terms of Mr. Martin’s employment as the Company’s Chief Operating Officer and Chief Financial Officer (the “Employment Agreement”). The Employment Agreement does not provide for a fixed term of employment. Pursuant to the Employment Agreement, Mr. Martin will be eligible to receive the following: (i) an initial annual base salary of $800,000, less required deductions and withholdings, (ii) an annual bonus with a target opportunity equal to 80% of base salary, less required deductions and withholdings, with Mr. Martin’s annual bonus for fiscal year 2022 to be paid based on target achievement and prorated for his service during the 2022 fiscal year, and (iii) an initial equity award under the Company’s 2021 Long-Term Incentive Plan (the “LTIP”), as described in further detail below.

Upon a termination of Mr. Martin’s employment by the Company without “Cause” or a resignation by Mr. Martin for “Good Reason” (each as defined in the Employment Agreement), subject to Mr. Martin’s execution and non-revocation of a release of claims and continued compliance with restrictive covenants, Mr. Martin will receive the following severance benefits: (i) payment of an amount equal to 100% of base salary in effect at the time of termination, less required deductions and withholdings, payable in equal installments in accordance with the

Company’s regular payroll practices over the 12-month period following such date of termination, and (ii) subject to Mr. Martin’s timely election for continued coverage under COBRA, the Company will pay the COBRA premiums necessary to continue the health insurance coverage in effect for Mr. Martin and/or his eligible dependents as of such date of termination until the earliest of (x) 12 months following such termination date, (y) the expiration of Mr. Martin’s eligibility for continuation coverage under COBRA, and (z) the date Mr. Martin becomes eligible for substantially equal group health insurance coverage in connection with new employment.

The Employment Agreement provides for the following restrictive covenants: (i) non-competition during the term of Mr. Martin’s employment and any period thereafter in which Mr. Martin is receiving severance benefits pursuant to the Employment Agreement, (ii) non-solicitation of employees for two years following termination of employment, (iii) during the term of Mr. Martin’s employment, an agreement not to acquire, assume or participate in any position, investment or interest known by Mr. Martin to be adverse or antagonistic to the Company or in any entity that is in competition with the business of the Company or any of its affiliates, (iv) mutual perpetual non-disparagement, (v) perpetual non-disclosure of confidential information, and (vi) assignment of intellectual property.

Under the Employment Agreement, subject to approval by the Compensation Committee of the Board of Directors of the Company, as soon as reasonably practicable following the Effective Date, Mr. Martin will be granted an equity award under the LTIP with a value equal to $3,000,000, calculated based on the fair market value of the Company’s common stock as of the applicable grant date. Such award will be granted as follows: (i) one-third in the form of time-based restricted stock units of the Company, (ii) one-third in the form of performance-based restricted stock units of the Company, and (iii) one-third in the form of time-based stock options of the Company, with a per share exercise price of each such stock option to be equal to the per share fair market value of the Company’s common stock as of the applicable grant date.

The foregoing description of the material terms of the Employment Agreement is not complete and is qualified in its entirety by reference to the full text of the Employment Agreement attached hereto as Exhibit 10.1 and is incorporated by reference herein.
The Company will also enter into an indemnification agreement with Mr. Martin in connection with his appointment as the Chief Operating Officer and Chief Financial Officer of the Company. The indemnification agreement will be in substantially the same form as the indemnification agreement for the other officers of the Company that was filed as Exhibit 10.22 to the Company’s Registration Statement on Form S-1, filed with the SEC on June 30, 2021. There are no other transactions with Mr. Martin which would require disclosure under Item 404(a) of Regulation S-K and Mr. Martin is not a party to any arrangement or understanding regarding his selection as an officer. There are no family relationships between Mr. Martin and any director or executive officer of the Company.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit Description
10.1+	Employment Agreement by and between Tim O. Martin and Torrid Holdings Inc., dated as of August 1, 2022
99.1	Press Release of Torrid Holdings Inc. dated August 3, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
+	Indicates a management contract or compensatory plan or arrangement.

Forward-Looking Statements
Certain statements made in this Current Report on Form 8-K are “forward looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. When used in this Current Report on Form 8-K (including Exhibit 99.1), the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. For example, all statements we make relating to the Updated Guidance are forward-looking statements. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside the Company’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements, including: successful management of risks relating to the spread of COVID-19, including any adverse impacts on our supply chain, workforce, facilities, customer services and operations; changes in consumer spending and general economic conditions; our ability to identify and respond to new and changing product trends, customer preferences and other related factors; our dependence on a strong brand image; damage to our reputation arising from our use of social media, email and text messages; increased competition from other brands and retailers; our reliance on third parties to drive traffic to our website; the success of the shopping centers in which our stores are located; our ability to adapt to consumer shopping preferences and develop and maintain a relevant and reliable omni-channel experience for our customers; our dependence upon independent third parties for the manufacture of all of our merchandise; availability constraints and price volatility in the raw materials used to manufacture our products; interruptions of the flow of our merchandise from international manufacturers causing disruptions in our supply chain; our sourcing a significant amount of our products from China; shortages of inventory, delayed shipments to our e-Commerce customers and harm to our reputation due to difficulties or shut-down of our distribution facilities (including as a result of COVID-19); our reliance upon independent third-party transportation providers for substantially all of our product shipments; our growth strategy; our leasing substantial amounts of space; our failure to attract and retain employees that reflect our brand image, embody our culture and possess the appropriate skill set; our reliance on third-parties for the provision of certain services, including distribution and real estate management; our dependence upon key executive management; our reliance on information systems; system security risk issues that could disrupt our internal operations or information technology services; unauthorized disclosure of sensitive or confidential information, whether through a breach of our computer system or otherwise; our failure to comply with federal and state laws and regulations and industry standards relating to privacy, data protection, advertising and consumer protection; payment-related risks that could increase our operating costs or subject us to potential liability; claims made against us resulting in litigation; changes in laws and regulations applicable to our business; regulatory actions or recalls arising from issues with product safety; our inability to protect our trademarks or other intellectual property rights; our substantial indebtedness and lease obligations; restrictions imposed by our indebtedness on our current and future operations; changes in tax laws or regulations or in our operations that may impact our effective tax rate; the possibility that we may recognize impairments on long-lived assets; our failure to maintain adequate internal controls; and the threat of war, terrorism or other catastrophes that could negatively impact our business, including as a result of the current conflict between Russia and Ukraine.
We caution you that the important factors referenced above may not contain all of the factors that are important to you. We derive many of our forward-looking statements from our operating budgets and forecasts, which are based upon many detailed assumptions. While we believe that our assumptions are reasonable, we caution that it is very difficult to predict the impact of known factors, and, it is impossible for us to anticipate all factors that could affect our actual results. Our statements should not be read to indicate that we have conducted an exhaustive inquiry into, or review of, all relevant information. The outcome of the events described in any of our forward-looking statements are also subject to risks, uncertainties and other factors described in our filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K filed on March 30, 2022, and elsewhere in this communication. Moreover, we operate in a very competitive and rapidly changing environment. New risks and uncertainties emerge from time to time, and it is not possible for us to predict all risks and uncertainties that could have an impact on the forward-looking statements contained in this communication. The forward-looking statements included in this Current Report on Form 8-K are made only as of the date hereof. We undertake no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise. Our forward-looking statements do not reflect the potential impact of any future acquisitions, mergers, dispositions, joint ventures or investments.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TORRID HOLDINGS INC.

	By:	/s/ Bridgett C. Zeterberg
	Name:	Bridgett C. Zeterberg
	Title:	Chief Legal Officer and Corporate Secretary
Date: August 3, 2022